UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2018

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Denny's Corporation (the "Company") was held on May 9, 2018. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the ten director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's registered public accounting firm for 2018, (3) adopted the non-binding advisory resolution approving the compensation of the Company's named executive officers and (4) did not approve the stockholder proposal regarding the stockholder request that the Company adopt an enterprise-wide policy to phase out the use of medically important antibiotics for disease prevention purposes in its meat and poultry supply chain.

The voting results were as follows:

1.	The election of ten (10) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Bernadette S. Aulestia	55,488,377	11,477	3,938	5,122,520
Gregg R. Dedrick	55,072,367	427,533	3,892	5,122,520
José M. Gutiérrez	55,487,022	12,666	4,104	5,122,520
George W. Haywood	55,489,635	10,140	4,017	5,122,520
Brenda J. Lauderback	53,524,523	1,975,471	3,798	5,122,520
Robert E. Marks	53,516,022	1,983,549	4,221	5,122,520
John C. Miller	55,459,707	40,067	4,018	5,122,520
Donald C. Robinson	53,684,761	1,815,012	4,019	5,122,520
Laysha Ward	55,068,325	431,568	3,899	5,122,520
F. Mark Wolfinger	51,862,309	3,637,456	4,027	5,122,520

2.	A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaries for the year ending December 26, 2018:

For	Against	Abstain
58,483,414	1,595,442	547,456

3.	A non-binding advisory resolution to approve the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
50,333,513	267,843	4,902,436	5,122,520

4.
A stockholder proposal requesting that the Company adopt an enterprise-wide policy to phase out the use of medically important antibiotics for disease prevention purposes in its meat and poultry supply chain:

For	Against	Abstain	Broker Non-Votes
8,308,171	45,380,434	1,815,187	5,122,520

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 11, 2018	/s/ F. Mark Wolfinger
F. Mark Wolfinger
Executive Vice President,
Chief Administrative Officer and
Chief Financial Officer